Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

May 13, 2016
Via Overnight Delivery and Email
Weatherford Artificial Lift Systems, Inc.
2000 St. James Place
Houston, Texas 77056
Attention: Legal Contracts

Ladies and Gentlemen:
Reference is hereby made to that certain Supply Agreement dated as of January 11, 2010, as amended by that certain First Amendment to Supply Agreement, dated as of March 5, 2014, as amended by that certain Amended and Restated First Amendment to Supply Agreement, dated as of March 5, 2014, as amended by that certain Second Amendment to Supply Agreement, dated as of August 8, 2014 (as amended, the “Supply Agreement”), by and between Weatherford U.S., L.P., on behalf of itself and its affiliates including Weatherford Artificial Lift Systems, L.L.C. (f/k/a Weatherford Artificial Lift Systems, Inc.) (collectively with its affiliates, “Weatherford”), and Hi-Crush Operating LLC, on behalf of itself and its affiliates (collectively with its affiliates, “Supplier” and, together with Weatherford, the “Parties”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Supply Agreement.

The Parties hereby agree that, during the period commencing on May 1, 2016 (the “Interim Term Effective Date”) and ending June 30, 2016 (such fourteen-month period, the “Interim Term”), the following terms and conditions shall apply:

a)
During the Interim Term, pricing for all Product purchased by Weatherford under the Supply Agreement shall be as set forth on Exhibit A attached hereto. The Parties acknowledge and agree that, to the extent applicable and except as reflected on Exhibit A, the pricing set forth on Exhibit A includes rail freight from mine to the respective destination and fuel surcharges, and that such freight charges and fuel surcharges are outside of Supplier’s control. Increases in rail freight and/or fuel surcharges after the Interim Term Effective Date will be passed through to Weatherford at ***% of the increase.

b)
On ***, Weatherford shall pay Supplier the sum of $***, and on each of ***, ***, ***, and ***, Weatherford shall pay Supplier the sum of $*** (each such payment, a “Prepayment”). Each Prepayment shall be used as a $*** per ton credit against the prices set forth on Exhibit A for Product purchased by Weatherford (even if such Product is purchased from locations besides those listed in Exhibit A) under the Supply Agreement during any calendar quarter of the Interim Term, until Weatherford has purchased *** tons of Product for such calendar quarter. For the avoidance of doubt, after Weatherford has purchased *** tons of Product during a calendar quarter of the Interim Term, Weatherford shall pay the full prices set forth on Exhibit A for any additional volumes purchased during that quarter.

c)
Subject to Supplier’s issuance of an invoice to Weatherford at least ten calendar days prior to the Prepayment due dates listed in (b) above (other than with respect to the Prepayment due ***), if Weatherford fails to make any Prepayment in full on any applicable payment date, this letter agreement shall automatically terminate, and any Makewhole Payment liability accrued as of such date, including Makewhole Payment liability that accrued prior to the Interim Term Effective Date which the Parties agree is $***, shall become automatically due and payable.

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

The Parties hereby further agree that, at the end of the Interim Term, provided that Weatherford has fully complied with its obligations set forth in this letter agreement:

a)
the Fifth Term and all other references to *** in the Supply Agreement shall be extended by the number of months equal to (i) the total Purchase Shortfall existing as of ***, including the Purchase Shortfalls accumulated prior to the Interim Term Effective Date which the Parties agree is *** tons, divided by (ii) ***, rounded up to the nearest whole number;

b)
after calculation of the term extension in subsection (x) of this letter agreement, any Supply Shortfall or Purchase Shortfall (or monetary obligation with respect thereto, including Makewhole Payment liability) existing as of *** shall be fully and forever waived by both Parties; and

c)
any unused Prepayments remaining at the end of the Interim Term, not to exceed $*** in the aggregate, shall be used as a $*** per ton credit against the Supply Agreement prices for Product purchased by Weatherford under the Supply Agreement during any calendar quarter of the Fifth Term, until Weatherford has purchased *** tons of Product for such calendar quarter. For the avoidance of doubt, any unused Prepayments remaining at the end of the Interim Term in excess of $*** in the aggregate shall be retained by Supplier.

Except as expressly set forth herein, the Supply Agreement is and will remain unmodified and in full force and effect, including without limitation with respect to the volume requirements contained in the Supply Agreement in effect as of the date hereof. Each future reference to the Supply Agreement will refer to the Supply Agreement as modified by this letter agreement.

All information contained in this letter agreement, including the existence of such letter agreement, is deemed confidential and shall not be disclosed to any third party; provided that the provisions set forth in Article 5 of the Supply Agreement shall apply to the information contained herein as if such information was Confidential Information. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all of which taken together shall constitute one instrument. A signature page to this letter agreement that contains a copy of a party’s signature and that is sent by such party or its agent with the apparent intention (as reasonably evidenced by the actions of such party or its agent) that it constitute such party’s execution and delivery of this letter agreement, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such party had executed and delivered an original of this letter agreement. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to conflict of law principles and shall be binding on the parties hereto and their successors and assigns.

[Signature Page Follows.]

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

In Witness Whereof, this letter agreement is executed by the parties hereto as of the date first set forth above.
Best regards,

Hi-Crush Operating LLC, on behalf of itself and its affiliates
Signature: /s/ Robert E. Rasmus
Printed Name: Robert E. Rasmus
Title: Chief Executive Officer

AGREED TO AND ACKNOWLEDGED:

Weatherford U.S., L.P. on behalf of itself and its affiliates
Signature: /s/ Authorized Person
Printed Name: Authorized Person
Title: Authorized Officer

Hi-Crush Operating LLC
8850 State Hwy 173
Tomah, WI 54660
P: 608-372-4705
F: 608-372-4699

Exhibit 10.2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT A

WFT	20/40	30/50	40/70	100 M
Big Springs	$***	$***	$***	$***
Odessa, TX	$***	$***	$***	$***
Pecos	$***	$***	$***	$***
Jal	$***	$***	$***	$***
Smithfield			$***	$***
Mingo Junction			$***	$***
FOB Mine[1]	$***	$***	$***	$***

1 Price excludes rail freight